Astor Dynamic Allocation Fund

Class A shares	ASTLX
Class C shares	ASTZX
Class I shares	ASTIX

Astor Sector Allocation Fund

Class A shares	ASPGX
Class C shares	CSPGX
Class I shares	STARX

each a Series of Northern Lights Fund Trust

Supplement dated July 30, 2025 to the Prospectus and Statement of Additional Information dated November 29, 2024

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Effective August 1, 2025, Beacon Capital Management, Inc. (“Beacon”) will replace Astor Investment Management, LLC as each Fund’s investment adviser.

At a meeting of the Board of Trustees of Northern Lights Fund Trust (the “Trust”) on July 21, 2025, the Trustees of the Trust approved an interim investment advisory agreement with Beacon under which Beacon will assume responsibility as adviser to Astor Dynamic Allocation Fund and Astor Sector Allocation Fund.

All references to Astor Investment Management, LLC are hereby deleted and are revised to Beacon Capital Management, Inc. Each Fund’s portfolio managers will remain the same.

The first paragraph on the section entitled Additional Information about the Management of the Fund on page 17 of the Funds’ prospectus is hereby revised as follows:

Beacon Capital Management, Inc. (the “Adviser”), 7777 Washington Village Drive, Suite 280, Dayton, Ohio 45459, serves as investment adviser to the Funds. Subject to the authority of the Board, the Adviser is responsible for management of the Funds’ investment portfolios. The Adviser is responsible for selecting each Fund’s investments according to each Fund’s investment objective, policies and restrictions. The Adviser was established in 2000. Pursuant to an advisory agreement between the Funds and the Adviser, the Adviser is entitled to receive, on a monthly basis, an annual advisory fee equal to the following percentage of the respective Fund’s average daily net assets. As of December 31, 2024, the Adviser had approximately $3.9 billion in assets under management.

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This Supplement and the existing Prospectus and Statement of Additional Information dated November 29, 2024 provides relevant information for all shareholders and should be retained for future reference. The Prospectus and Statement of Additional Information have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by visiting www.athenatacticalfund.com or calling 1-800-899-8230.